                       NOTICE OF GUARANTEED DELIVERY FOR

                  CELLULAR COMMUNICATIONS INTERNATIONAL, INC.



     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Cellular Communications International, Inc. (the "Company") made pursuant to a prospectus dated May 13, 1998 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.


                             The Exchange Agent is:

                                  In New York




           By Mail, By Hand and Overnight Courier:                                     By Facsimile:
                  The Chase Manhattan Bank                                          011-44-171-777-5410
                        Trinity Tower
                    9 Thomas More Street                                           Confirm by Telephone:
                        London E1 9YT
                                                                           Manager, Corporate Trust Operations:
                                                                                    011-44-171-777-5414

                                                       In Luxembourg
           By Mail, By Hand and Overnight Courier:                                     By Facsimile:
            Chase Manhattan Bank Luxembourg S.A.                                     (352) 46 26 85380
                        5 Rue Plaetis
                     L-2338, Luxembourg                                            Confirm by Telephone:
                                                                           Manager, Corporate Trust Operations:
                                                                                     (352) 46 26 85284



     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."



Principal Amount at Maturity of Old Notes Tendered:*           If Old Notes will be delivered by book-entry transfer to The
  $                                                            Depository Trust Company, provide account number.
 ------------------------------------------------------------  Account Number----------------------------------------
  Certificates Nos. (if available):
-----------------------------------------------------------
  Total Principal Amount at Maturity Represented by Old Notes
  Certificate(s):
  Euro
  --------------------------------------------------------



* Must be in denominations of principal amount at maturity of Euro 1,000 and any integral multiple thereof. See Instruction 1 in the Letter of Transmittal.



[ ] CHECK HERE IF SENIOR DISCOUNT NOTES ARE BEING TENDERED

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                                PLEASE SIGN HERE
x
  ------------------------------ --------------------------

x
  ------------------------------ --------------------------
   Signature(s) of Owner(s) or             Date
      Authorized Signatory

Telephone Number (including area code):
                                       -------------------------------------

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

Capacity:
        ----------------------------------------------------------------------

Address(es):
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

                                   GUARANTEE


     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at Euroclear System and Cedel Bank, societe anonyme pursuant to the procedures set forth in the Prospectus under "The Exchange
Offer -- Guaranteed Delivery Procedures," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

------------------------------------------------------ ------------------------
NAME OF FIRM                                              AUTHORIZED SIGNATURE

------------------------------------------------------ ------------------------
ADDRESS                                                           TITLE

------------------------------------------------------ NAME:
                                                            ------------------
ZIP CODE                                                      (PLEASE TYPE OR
                                                                  PRINT)

AREA CODE AND TEL. NO.                                 DATED:
                      --------------------------------       -----------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.